UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-05019

Exact name of registrant as specified in charter:	Nicholas-Applegate Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2004

NICHOLAS-APPLEGATE® GROWTH EQUITY FUND

FUND TYPE

Stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Dear Shareholder:

February 10, 2005

We would like to help you better understand the process that’s being used to manage the Nicholas-Applegate Growth Equity Fund’s investment portfolio. Our investment management team looks for opportunities that are created when investors under react to changing information. Using a multi-factor quantitative model, the team seeks out companies whose earnings growth is accelerating and then buys shares before the overall market responds. Similarly, the team sells positions when the model identifies slowdowns in earnings growth.

Over this reporting period, the Fund’s investment strategy has contributed to returns that exceeded the average of its peers as measured by the Lipper Mid-Cap Growth Funds Average. Although past performance is not indicative of future returns, this recent performance marks a very positive development for the Fund.

We believe the Fund can play a significant role in a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage risk by not being overly exposed to any particular asset class and it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

Consistent with industry best practices and recent regulatory requirements the Board of the Fund has elected an independent director as its chairman.

We appreciate your confidence in the Nicholas-Applegate Growth Equity Fund.

Sincerely,

Robert F. Gunia, President

Nicholas-Applegate Growth Equity Fund

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of Nicholas-Applegate® Growth Equity Fund (the Fund) is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	14.13%	–53.36%	87.11%	293.87%
Class B	13.20	–55.20	72.65	152.69
Class C	13.20	–55.20	72.65	71.75
Class Z	14.47	–52.84	N/A	28.95
S&P MidCap 400 Index[3]	16.48	57.73	344.95	***
Russell Midcap® Growth Index[4]	15.48	–15.69	189.95	****
Lipper Mid-Cap Growth Funds Avg.[5]	12.79	–11.13	164.46	*****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	7.85%	–15.11%	5.87%	7.69%
Class B	8.20	–14.96	5.61	7.07
Class C	12.20	–14.83	5.61	5.33
Class Z	14.47	–13.96	N/A	3.32
S&P MidCap 400 Index[3]	16.48	9.54	16.10	***
Russell Midcap® Growth Index[4]	15.48	–3.36	11.23	****
Lipper Mid-Cap Growth Funds Avg.[5]	12.79	–3.41	9.80	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns do take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

3The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Index) comprises 400 domestic stocks chosen for market size, liquidity, and industry group representation, and gives a broad look at how mid-cap stock prices have performed.

4The Russell Midcap® Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

5The Lipper Mid-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Growth Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P MidCap 400 Index. Investors cannot invest directly in an index. The returns for the S&P MidCap 400 Index and the Russell Midcap® Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns are 934.16% for Class A, 538.62% for Class B, 347.66% for Class C, and 189.36% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns are 14.07% for Class A, 14.63% for Class B, 15.48% for Class C, and 14.69% for Class Z.

****Russell Midcap® Growth Index Closest Month-End to Inception cumulative total returns are 488.40% for Class A, 293.43% for Class B, 197.97% for Class C, and 91.19% for Class Z. Russell Midcap® Growth Index Closest Month-End to Inception average annual total returns are 10.50% for Class A, 10.61% for Class B, 11.05% for Class C, and 8.72% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns are 433.16% for Class A, 278.72% for Class B, 181.88% for Class C, and 90.71% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 9.62% for Class A, 10.02% for Class B, 10.06% for Class C, and 8.29% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 12/31/04
Thermo Electron Corp., Other Commercial/Industrial Services	1.7%
Baker Hughes, Inc., Oil & Gas—Production/Pipeline	1.6
PerkinElmer, Inc., Electronic Components	1.6
Textron, Inc., Diversified Manufacturing	1.6
Grant Prideco, Inc., Oil & Gas Equipment & Services	1.5

Holdings are subject to change.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 12/31/04
Drugs & Healthcare	12.1%
Retail/Wholesale Specialty Chain	10.5
Financial/Business Services	9.8
Other Commercial/Industrial Services	8.1
Electronic Components	7.2

Industry weightings are subject to change.

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Investment Adviser’s Report

Nicholas-Applegate Capital Management

The investment environment

Following impressive performance in 2003, the U.S. stock market continued to advance in 2004. Investors bid equity prices higher amid crosscurrents of strong corporate profits, mixed economic indicators, rising interest rates, and stubbornly high oil prices. The market’s strength was broad-based, with stocks in all major styles, capitalization ranges, and economic sectors posting increases. Gains were concentrated in the fourth quarter as key indexes traded in a narrow range earlier in 2004.

The year started on a positive note with equity markets advancing modestly in January and February. The rally was driven by a flow of moderately better economic news and strong corporate earnings reports. January retail sales were higher than expected due to clearance sales and cold temperatures that boosted purchases of winter apparel. The manufacturing sector remained robust and continued to grow, with the ISM Manufacturing Index reaching its highest level since 1982. Earnings reports from companies in the S&P 500 Index showed greater than 28% profit growth in 2003.

Stock prices began to falter in March, however, and treaded water throughout the spring and summer. With three consecutive months of strong job gains, investors sharpened their focus on the Federal Reserve’s (the Fed’s) timetable for beginning to normalize interest rates from their historically low levels. The nation’s central bankers raised short-term rates on June 30 for the first time since May 2000, leaving investors anxious about the speed and magnitude of further rate hikes. Through five separate actions, the Fed increased the target funds rate by a total of 1.25 percentage points in 2004.

In addition to rising interest rates, the high price of oil weighed on investor sentiment. Crude prices surpassed the psychologically important level of $40 a barrel in May on surging global demand and concerns about excess production capacity. Demand from China was particularly strong, with the country’s oil imports for the first eight months of 2004 rising by nearly 40% over the same period in 2003. On the economic front, data indicated that the economy had hit a soft spot over the summer. Reports on job growth were disappointing, factory orders declined for two consecutive months, and back-to-school sales were lackluster as consumers felt the pinch of higher gas prices.

The broad equity market had made little progress by the end of September, with the S&P 500 Index gaining just 1.5%. Stock prices picked up steam during the fourth quarter, however, in response to a number of favorable developments. A mild start to winter and reports that U.S. oil inventories were growing led the price of oil to retreat from October’s all-time high of more than $55 a barrel. The tight presidential race

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	5

produced a clear winner, alleviating a major uncertainty. Economic indicators showed that the summer’s soft spot had passed, and expectations were that fourth-quarter economic growth would be robust.

The consistent bright spot in 2004 was corporate earnings. Profits have grown dramatically over the past two years as companies have increased productivity, cut costs, and enjoyed a pickup in demand that led to pricing power in select industries. Weakness in the U.S. dollar relative to other currencies also boosted profits of corporations that do business overseas. At year-end, earnings growth for companies in the S&P 500 Index was expected to exceed 20% in 2004—only the eighth such occurrence since 1950.

As measured by the Russell family of indexes, mid-cap stocks were the top performers in 2004, outpacing their small- and large-cap counterparts. Mid-cap stocks in all sectors registered solid gains, led by notable strength in value-oriented groups such as energy and materials. As expected, value stocks have had a good run during this stage of the economic recovery, with strong demand for basic materials and other commodities, coupled with historically low interest rates. In contrast, the information technology sector lagged the broad mid-cap market because of subdued growth in corporate spending and fears of inventory accumulation. Despite trailing on a relative basis, information technology stocks still posted healthy increases in 2004.

Fund performance

The Fund participated in this year’s strong stock market advance, outpacing its peer group and performing broadly in line with the style-appropriate Russell Midcap® Growth Index. It slightly trailed the Index during the first half of the year, but modestly outperformed its benchmark during the last six months of 2004.

During the first quarter, the Fund had gains in the telecommunications services, financials, healthcare, and consumer discretionary sectors. Our stock selection in the financials and consumer discretionary sectors improved relative performance, with shares of Countrywide Financial and Royal Caribbean Cruises posting sharp increases. However, the Fund ended the quarter slightly behind the benchmark primarily because of weak performance by information technology companies such as Veritas Software, which makes data protection software, and QLogic Corporation, a maker of storage networking infrastructure components.

Equities registered more modest gains in the second quarter as concerns about interest rates, inflation, and the geopolitical climate overshadowed strong economic news and robust corporate fundamentals. The Fund produced a modest increase, but

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results fell somewhat short of the benchmark as the market did not reward our holdings in information technology, particularly semiconductor companies such as Cypress Semiconductor and ON Semiconductor. Positions in capital markets firms also underperformed.

The stock market retrenched in the third quarter as volatile oil prices and economic concerns took a toll on investor sentiment. Although the Fund declined, it was more resilient than the Russell Midcap® Growth Index, which it outperformed. Stock selection was strongest in the industrials sector, where shares of heavy equipment manufacturer Terex advanced sharply on an improving outlook for mining equipment. An overweight position in the materials sector and some strong positions in the group also boosted relative performance. Mining companies Freeport-McMoRan and Phelps Dodge benefited from rising gold and copper prices. Harman International, a manufacturer of audio products, was another top performer. The company posted better-than-expected second-quarter profits and reaffirmed earnings guidance, which propelled its stock price higher.

Equities reversed course in the final three months of the year, capping 2004 with robust gains. The Fund kept pace with the rapid rise in equity prices, performing in line with the Russell Midcap® Growth Index despite weakness in the information technology and financials sectors. An underweight in Apple Computer was detrimental as the company’s shares rose on brisk sales of its iPod music player. In financials, insurance stocks traded lower on New York State Attorney General Eliot Spitzer’s investigation of the industry. These factors were offset by strong performance by the Fund’s industrials and healthcare holdings. In industrials, shares of The Brink’s Company, a supplier of security and transportation services, rose after the company reported better-than-expected third-quarter earnings driven by strength in its air freight business. Healthcare service providers, such as Humana and Wellpoint, were strong relative contributors. Varian Medical Systems advanced after beating third-quarter estimates and raising guidance for 2005.

Looking ahead

At year-end, the Fund was broadly diversified across industries and sectors. Relative to the Russell Midcap® Growth Index, it emphasized materials, industrials, and energy and was underweight in the consumer discretionary and healthcare sectors.

The Portfolio of Investments following this report shows the size of the Fund’s positions at year-end.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nicholas-Applegate Fund, Inc./ Nicholas-Applegate Growth Equity Fund		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,092	1.76%	$9.26
	Hypothetical	$1,000	$1,016	1.76%	$8.92

Class B	Actual	$1,000	$1,087	2.55%	$13.38
	Hypothetical	$1,000	$1,012	2.55%	$12.90

Class C	Actual	$1,000	$1,087	2.55%	$13.38
	Hypothetical	$1,000	$1,012	2.55%	$12.90

Class Z	Actual	$1,000	$1,092	1.55%	$8.15
	Hypothetical	$1,000	$1,017	1.55%	$7.86

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.7%
COMMON STOCKS 98.7%
CAPITAL GOODS 5.9%

Aerospace & Defense 1.2%
54,800	Goodrich Corp.	$1,788,672

Auto Related Products 0.7%
21,100	BorgWarner, Inc.	1,142,987

Diversified Manufacturing 2.7%
20,300	ITT Industries, Inc.	1,714,335
32,400	Textron, Inc.	2,391,120

		4,105,455

Metal—Steel 1.3%
12,000	Phelps Dodge Corp.	1,187,040
17,300	United States Steel Corp.	886,625

		2,073,665
COMMERCIAL/INDUSTRIAL SERVICES 15.8%

Broadcasting/Media 2.5%
91,000	CSG Systems International, Inc.(a)	1,701,700
194,600	Gemstar-TV Guide International, Inc.(a)	1,152,032
17,300	Meredith Corp.	937,660

		3,791,392

Building & Construction 1.3%
22,600	Martin Marietta Materials, Inc.	1,212,716
15,100	Vulcan Materials Co.	824,611

		2,037,327

Construction & Mining Equipment 1.6%
31,600	Masco Corp.	1,154,348
26,300	Terex Corp.(a)	1,253,195

		2,407,543

Human Resources 2.3%
81,600	Korn/Ferry International(a)	1,693,200
63,900	Robert Half International, Inc.	1,880,577

		3,573,777

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Other Commercial/Industrial Services 8.1%
34,600	Alliance Data Systems Corp.(a)	$1,642,808
52,600	ARAMARK Corp. (Class “B” Stock)	1,394,426
38,300	Brink’s Co. (The)	1,513,616
46,600	Georgia-Pacific Corp.	1,746,568
15,800	Parker Hannifin Corp.	1,196,692
160,900	Service Corporation International(a)	1,198,705
84,700	Thermo Electron Corp.(a)	2,557,093
18,800	W.W. Grainger, Inc.	1,252,456

		12,502,364
CONSUMER NON-DURABLES 24.3%

Drugs & Healthcare 12.1%
28,600	Bard (C. R.), Inc.	1,829,828
26,300	Bausch & Lomb, Inc.	1,695,298
22,600	Biomet, Inc.	980,614
45,100	Celgene Corp.(a)	1,196,503
42,000	Covance, Inc.(a)	1,627,500
31,200	Coventry Health Care, Inc.(a)	1,656,096
66,100	IMS Health, Inc.	1,534,181
21,100	Invitrogen Corp.(a)	1,416,443
24,800	Laboratory Corp. of America Holdings(a)	1,235,536
43,600	Manor Care, Inc.	1,544,748
18,100	Sepracor, Inc.(a)	1,074,597
33,900	Varian Medical Systems, Inc.(a)	1,465,836
166,900	WebMD Corp.(a)	1,361,904

		18,619,084

Furniture 1.0%
35,400	HNI Corp.	1,523,970

Leisure & Recreation 0.7%
54,100	Hasbro, Inc.	1,048,458

Retail/Wholesale Specialty Chain 10.5%
46,200	7-Eleven, Inc.(a)	1,106,490
25,600	Abercrombie & Fitch Co. (Class “A” stock)	1,201,920
69,300	American Greetings Corp. (Class “A” stock)	1,756,755
60,100	Claire’s Stores, Inc.	1,277,125
34,600	Coach, Inc.(a)	1,951,440
69,100	Dollar General Corp.	1,435,207
21,100	Federated Department Stores, Inc.	1,219,369
64,600	Limited Brands, Inc.	1,487,092

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

86,900	Newell Rubbermaid, Inc.	$2,102,111
26,300	Nordstrom, Inc.	1,228,999
41,300	SUPERVALU, Inc.	1,425,676

		16,192,184
CONSUMER DISCRETIONARY 3.8%

Advertising 1.0%
22,600	Getty Images, Inc.(a)	1,556,010

Restaurants 1.8%
35,400	Brinker International, Inc.(a)	1,241,478
32,400	Yum! Brands, Inc.	1,528,632

		2,770,110

Tools 1.0%
18,100	Black & Decker Corp.	1,598,773

ENERGY 5.7%

Oil & Gas Equipment & Services 2.2%
22,600	BJ Services Co.	1,051,804
118,700	Grant Prideco, Inc.(a)	2,379,935

		3,431,739

Oil & Gas-Production/Pipeline 3.5%
58,600	Baker Hughes, Inc.	2,500,462
25,600	Kerr-McGee Corp.	1,479,424
24,100	Newfield Exploration Co.(a)	1,423,105

		5,402,991
FINANCIAL SERVICES 11.4%

Financial/Business Services 9.8%
27,100	Associated Banc-Corp.	899,991
36,100	Berkley (W. R.) Corp.	1,702,837
8,300	Chicago Merchantile Exchange	1,898,210
27,800	CIT Group, Inc.	1,273,796
30,900	Dun & Bradstreet Corp.(a)	1,843,185
88,700	E*TRADE Group, Inc.(a)	1,326,065
37,000	First Marblehead Corp. (The)(a)	2,081,250
27,100	Fiserv, Inc.(a)	1,089,149
37,600	Investors Financial Svcs. Corp.	1,879,248
13,500	Moody’s Corp.	1,172,475

		15,166,206

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Insurance 1.6%
50,300	CNA Financial Corp.(a)	$1,343,513
22,600	Lincoln National Corp.	1,054,968

		2,398,481
INDUSTRIALS 1.4%

Transportation/Trucking/Shipping 1.4%
43,600	CNF, Inc.	2,184,360
MATERIALS 2.7%

Chemicals 1.0%
25,600	Eastman Chemical Co.	1,477,888

Containers & Packaging 0.8%
18,800	Temple-Inland, Inc.	1,285,920

Forest Products 0.9%
21,800	Weyerhaeuser Co.	1,465,396
TECHNOLOGY 27.7%

Computer Services 4.0%
46,600	Acxiom Corp.	1,225,580
23,300	CDW Corp.	1,545,955
48,100	CheckFree Corp.(a)	1,831,648
17,300	Lexmark International, Inc. (Class “A” stock)(a)	1,470,500

		6,073,683

Computer Software 7.0%
24,100	Adobe Systems, Inc.	1,512,034
35,000	Apple Computer, Inc.(a)	2,254,000
78,900	BMC Software, Inc.(a)	1,467,540
79,400	McAfee, Inc.(a)	2,297,042
37,800	Network Appliance, Inc.(a)	1,255,716
66,900	VERITAS Software Corp.(a)	1,909,995

		10,696,327

Electronic Components 7.2%
48,000	Altera Corp.(a)	993,600
28,600	Amphenol Corp. (Class “A” stock)(a)	1,050,764
12,800	Harman International Industries, Inc.	1,625,600
110,500	PerkinElmer, Inc.	2,485,145
174,400	Sanmina-SCI Corp.(a)	1,477,168

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

293,400	Solectron Corp.(a)	$1,563,822
63,600	Thomas & Betts Corp.(a)	1,955,700

		11,151,799

Semiconductors 3.7%
358,500	Atmel Corp.(a)	1,405,320
42,800	International Rectifier Corp.(a)	1,907,596
24,100	KLA - Tencor Corp.(a)	1,122,578
48,800	Microchip Technology, Inc.	1,301,008

		5,736,502

Telecommunication Services 5.8%
106,000	Avaya, Inc.(a)	1,823,200
91,700	Corning, Inc.(a)	1,079,309
33,900	Harris Corp.	2,094,681
51,100	Juniper Networks, Inc.(a)	1,389,409
33,900	VeriSign, Inc.(a)	1,136,328
50,300	Western Wireless Corp. (Class “A” stock)(a)	1,473,790

		8,996,717

	Total long-term investments (cost $ 133,013,544)	152,199,780

Principal Amount (000)
SHORT-TERM INVESTMENTS 1.5%

Repurchase Agreement 1.5%
$2,311	State Street Bank & Trust Co. Repurchase Agreement dated 12/31/04, 0.90%, due 1/03/05(b) (cost $2,311,000)	2,311,000

	Total Investments 100.2% (cost $135,579,954; Note 5)	154,510,780
	Liabilities in excess of other assets ( 0.2%)	(347,142)

	Net Assets 100%	$154,163,638

(a)	Non-income producing security.
(b)	Repurchase price of $2,311,173. Collateralized by $ 1,605,000 U.S. Treasury Bond with a rate of 8.875%, maturity date of 2/15/19, and aggregate market value, including accrued interest, of $2,411,263.

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	15

Portfolio of Investments

as of December 31, 2004 Cont’d.

The Industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Drugs & Healthcare	12.1%
Retail/Wholesale Specialty Chain	10.5
Financial/Business Services	9.8
Other Commercial/Industrial Services	8.1
Electronic Components	7.2
Computer Software	7.0
Telecommunication Services	5.8
Computer Services	4.0
Semiconductors	3.7
Oil & Gas - Production/Pipeline	3.5
Diversified Manufacturing	2.7
Broadcasting/Media	2.5
Human Resources	2.3
Oil & Gas Equipment & Services	2.2
Restaurants	1.8
Construction & Mining Equipment	1.6
Insurance	1.6
Transportation/Trucking/Shipping	1.4
Metal - Steel	1.3
Building & Construction	1.3
Aerospace & Defense	1.2
Advertising	1.0
Chemicals	1.0
Furniture	1.0
Tools	1.0
Forest Products	0.9
Containers & Packaging	0.8
Auto Related Products	0.7
Leisure & Recreation	0.7
Short-Term Investments	1.5

100.2
Liabilities in excess of other assets	(0.2)

Total	100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2004	ANNUAL REPORT

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value (cost $135,324,544)	$154,510,780
Cash	16,613
Receivable for investments sold	4,299,003
Dividends and interest receivable	149,240
Prepaid expenses and other assets	48,226
Receivable for Fund shares sold	33,987

Total assets	159,057,849

Liabilities
Payable for investments purchased	3,736,323
Payable for Fund shares reacquired	690,744
Accrued expenses	314,823
Management fee payable	100,580
Distribution fee payable	51,741

Total liabilities	4,894,211

Net Assets	$154,163,638

Net assets were comprised of:
Common stock, at par	$170,928
Paid-in capital in excess of par	388,046,308

388,217,236
Accumulated net realized loss on investments	(253,239,834)
Net unrealized appreciation on investments	19,186,236

Net assets, December 31, 2004	$154,163,638

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($113,468,599 ÷ 11,911,131 shares of common stock issued and outstanding)	$9.53
Maximum sales charge (5.50% of offering price)	.55

Maximum offering price to public	$10.08

Class B
Net asset value, offering price and redemption price per share ($31,691,178 ÷ 4,104,815 shares of common stock issued and outstanding)	$7.72

Class C
Net asset value, offering price and redemption price per share ($5,760,815 ÷ 746,148 shares of common stock issued and outstanding)	$7.72

Class Z
Net asset value, offering price and redemption price per share ($3,243,046 ÷ 330,718 shares of common stock issued and outstanding)	$9.81

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	19

Statement of Operations

Year Ended December 31, 2004

Net Investment Loss
Income
Dividends	$1,140,912
Interest	16,951

Total income	1,157,863

Expenses
Management fee	1,321,758
Distribution fee—Class A	235,948
Distribution fee—Class B	330,200
Distribution fee—Class C	60,892
Transfer agent’s fees and expenses	532,000
Custodian’s fees and expenses	134,000
Legal fees and expenses	120,000
Directors’ fees	109,000
Reports to shareholders	100,000
Insurance	70,000
Registration fees	55,000
Audit fees and expenses	48,000
Miscellaneous	36,650

Total operating expenses	3,153,448

Less: Management fee waiver (Note 2)	(106,108)
Net expenses	3,047,340

Net investment loss	(1,889,477)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	28,201,780
Net change in unrealized appreciation (depreciation) on investments	(6,637,890)

Net gain on investments	21,563,890

Net Increase In Net Assets Resulting From Operations	$19,674,413

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,889,477)	$(2,937,383)
Net realized gain on investment transactions	28,201,780	21,435,565
Net change in unrealized appreciation (depreciation) on investments	(6,637,890)	16,848,029

Net increase in net assets resulting from operations	19,674,413	35,346,211

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares subscribed	8,212,180	12,320,834
Cost of shares reacquired	(40,613,169)	(45,614,994)

Net decrease in net assets from Fund share transactions	(32,400,989)	(33,294,160)

Total increase (decrease)	(12,726,576)	2,052,051

Net Assets
Beginning of year	166,890,214	164,838,163

End of year	$154,163,638	$166,890,214

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	21

Notes to Financial Statements

Nicholas-Applegate Growth Equity Fund (the “Fund”) is currently the only series of Nicholas-Applegate Fund, Inc. (the “Company”). The Fund is an open-end, diversified, management investment company.

The Fund’s investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked price, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund’s Subadvisor in consultation with the manager to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Company’s Board of Director’s approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2004, there were no securities valued in accordance with such procedures.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

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Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to shareholders. Therefore, no tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	23

Notes to Financial Statements

Cont’d

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI” or “Manager”). Pursuant to the management agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Nicholas-Applegate Capital Management (“NACM” or “Subadviser”); NACM furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the Subadviser, the compensation of certain officers of the Company, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of up to .95% of the Fund’s average daily net assets and PI paid NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. Effective June 1, 2003 through May 31, 2004, the management fee paid to PI was computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $75 million of average daily net assets and .70 of 1% of the Fund’s average daily net assets in excess of $100 million. PI paid NACM, a fee at the rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 if 1% of the next $75 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $100 million. This reflected a voluntary waiver through May 31, 2004, by NACM. Effective June 1, 2004, NACM amended the voluntary fee waiver to a contractual waiver through May 31, 2005. The management fee paid to PI is computed daily and payable monthly at an annual rate of .95 of 1% of the Fund’s average daily net assets up to $25 million, .825 of 1% of the next $40 million of average daily net assets and .70 of 1% in excess of $65 million. PI pays NACM, a fee at the rate of .75 of 1% of the Fund’s average daily net assets up to $25 million, .625 of 1% of the next $40 million of average daily net assets and .50 of 1% of the Fund’s average daily net assets in excess of $65 million. During the year ended December 31, 2004, PI earned $1,215,650 in management fees of which it paid $905,655, net of waiver of $106,108, to NACM under the foregoing agreements. The waiver represents .07% of average net assets; $0.006 per share for Class A, B, C and Z shares. The effective management fee rate was 0.85% before the waiver and 0.78% after the waiver, for the year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C

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and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the daily net assets of the Class A shares.

Such expenses under the Plans were .21 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2004.

PIMS has advised the Fund that it has received approximately $20,500 and $100 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended December 31, 2004. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $64,200 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI and PIMS and are indirect wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	25

Notes to Financial Statements

Cont’d

of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2004, the Fund incurred fees of approximately $402,600 for the services of PMFS. As of December 31, 2004 approximately $30,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $50,100 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, was approximately $42,700 for the year ended December 31, 2004. As of December 31, 2004, approximately $10,700 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended December 31, 2004, Prudential Equity Group, LLC, (“PEG”), an indirect wholly owned subsidiary of Prudential, and Wachovia earned approximately $7,859 and $1,035, respectively, in brokerage commissions from portfolio transactions executed on behalf of the fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund other than short-term investments, for the year ended December 31, 2004 were $317,401,484 and $354,386,023, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gain (loss) on the statement of assets and liabilities that more closely

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represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gain (loss) on investments. For the year ended December 31, 2004, the adjustments were to decrease accumulated net investment loss and decrease paid-in-capital in excess of par by $1,889,477 due to a non-deductible net operating loss for tax purposes during the year. Net investment income, net realized losses and net assets were not affected by this change.

There were no distributions paid during the years ended December 31, 2004 and December 31, 2003. As of December 31, 2004, there were no distributable earnings on a tax basis.

As of December 31, 2004, the capital loss carryforward for tax purposes was approximately $252,984,000, of which $177,418,000 expires in 2009 and $75,566,000 expires in 2010. During the year ended December 31, 2004, the fund utilized approximately $28,455,000 of its prior year capital loss carryforward. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$135,579,954	$20,820,303	$1,889,477	$18,930,826

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Through February 1, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	27

Notes to Financial Statements

Cont’d

shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	513,430	$4,450,472
Shares reacquired	(3,408,895)	(29,262,289)

Net increase (decrease) in shares outstanding before conversion	(2,895,465)	(24,811,817)
Shares issued upon conversion from Class B	568,301	4,892,086

Net increase (decrease) in shares outstanding	(2,327,164)	$(19,919,731)

Year ended December 31, 2003:
Shares sold	988,886	$7,195,142
Shares reacquired	(4,518,968)	(33,293,357)

Net increase (decrease) in shares outstanding before conversion	(3,530,082)	(26,098,215)
Shares issued upon conversion from Class B	1,000,562	7,429,092

Net increase (decrease) in shares outstanding	(2,529,520)	$(18,669,123)

Class B
Year ended December 31, 2004:
Shares sold	303,503	$2,126,388
Shares reacquired	(919,387)	(6,427,959)

Net increase (decrease) in shares outstanding before conversion	(615,884)	(4,301,571)
Shares issued upon conversion into Class A	(698,462)	(4,892,086)

Net increase (decrease) in shares outstanding	(1,314,346)	$(9,193,657)

Year ended December 31, 2003:
Shares sold	479,763	$2,846,666
Shares reacquired	(1,298,119)	(7,688,475)

Net increase (decrease) in shares outstanding before conversion	(818,356)	(4,841,809)
Shares issued upon conversion into Class A	(1,220,376)	(7,429,092)

Net increase (decrease) in shares outstanding	(2,038,732)	$(12,270,901)

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Class C	Shares	Amount
Year ended December 31, 2004:
Shares sold	117,085	$815,933
Shares reacquired	(363,063)	(2,563,295)

Net increase (decrease) in shares outstanding	(245,978)	$(1,747,362)

Year ended December 31, 2003:
Shares sold	211,882	$1,262,560
Shares reacquired	(402,738)	(2,410,022)

Net increase (decrease) in shares outstanding	(190,856)	$(1,147,462)

Class Z
Year ended December 31, 2004:
Shares sold	93,246	$819,387
Shares reacquired	(267,056)	(2,359,626)

Net increase (decrease) in shares outstanding	(173,810)	$(1,540,239)

Year ended December 31, 2003:
Shares sold	136,982	$1,016,466
Shares reacquired	(291,213)	(2,223,140)

Net increase (decrease) in shares outstanding	(154,231)	$(1,206,674)

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	29

Financial Highlights

	Class A
	Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.35

Income (loss) from investment operations:
Net investment loss(b)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.27

Total from investment operations	1.18

Less Distributions
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$9.53

Total Return(a):	14.13%
Ratios/Supplemental Data:
Net assets, end of year (000)	$113,469
Average net assets (000)	$112,356
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.77	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.56	%(d)
Net investment loss	(1.02	)%(d)
For Class A, B, C and Z shares:
Portfolio turnover	206%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service 12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.84% and (1.09)%, respectively, for the year ended December 31, 2004 and 1.90% and (1.67%), respectively, for the year ended December 31, 2003.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003		2002	2001	2000

$6.71		$9.87	$17.56	$25.80

(.12)		(.12)	(.16)	(.32)
1.76		(3.04)	(7.53)	(3.36)

1.64		(3.16)	(7.69)	(3.68)

—		—	—	(4.56)

$8.35		$6.71	$9.87	$17.56

24.44%		(32.02)%	(43.79)%	(14.06)%

$118,846		$112,548	$199,165	$360,373
$113,836		$150,286	$245,428	$404,873

1.81	%(d)	1.76%	1.55%	1.36%
1.60	%(d)	1.55%	1.34%	1.12%
(1.58	)%(d)	(1.53)%	(1.35)%	(1.21)%

248%		167%	149%	165%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	31

Financial Highlights

Cont’d

	Class B
	Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.82

Income (loss) from investment operations:
Net investment loss(b)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.03

Total from investment operations	.90

Less Distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$7.72

Total Return(a):	13.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$31,691
Average net assets (000)	$33,020
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.56	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.56	%(c)
Net investment loss	(1.82	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89)%, respectively, for the year ended December 31, 2004 and 2.69% and (2.47%), respectively, for the year ended December 31, 2003.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2003		2002	2001	2000

$5.53		$8.19	$14.70	$22.63

(.14)		(.16)	(.21)	(.45)
1.43		(2.50)	(6.30)	(2.92)

1.29		(2.66)	(6.51)	(3.37)

—		—	—	(4.56)

$6.82		$5.53	$8.19	$14.70

23.33%		(32.48)%	(44.29)%	(14.69)%

$36,953		$41,219	$88,533	$237,722
$38,686		$64,374	$135,119	$347,231

2.60	%(c)	2.55%	2.34%	2.12%
1.60	%(c)	1.55%	1.34%	1.12%
(2.38	)%(c)	(2.32)%	(2.12)%	(1.96)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	33

Financial Highlights

Cont’d

	Class C
	Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.82

Income (loss) from investment operations:
Net investment loss(b)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.03

Total from investment operations	.90

Less Distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$7.72

Total Return(a):	13.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,761
Average net assets (000)	$6,089
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.56	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.56	%(c)
Net investment loss	(1.82	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 2.63% and (1.89)%, respectively, for the year ended December 31, 2004 and 2.69% and (2.46%), respectively, for the year ended December 31, 2003.

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Class C
Year Ended December 31,
2003		2002	2001	2000

$5.53		$8.19	$14.70	$22.63

(.14)		(.16)	(.21)	(.43)
1.43		(2.50)	(6.30)	(2.94)

1.29		(2.66)	(6.51)	(3.37)

—		—	—	(4.56)

$6.82		$5.53	$8.19	$14.70

23.33%		(32.48)%	(44.29)%	(14.69)%

$6,765		$6,538	$11,473	$18,571
$6,588		$8,893	$13,359	$17,506

2.60	%(c)	2.55%	2.34%	2.12%
1.60	%(c)	1.55%	1.34%	1.12%
(2.37	)%(c)	(2.32)%	(2.14)%	(1.97)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	35

Financial Highlights

Cont’d

	Class Z
	Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$8.58

Income (loss) from investment operations:
Net investment loss(b)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.30

Total from investment operations	1.23

Less Distributions:
Distributions from net realized gains from investment transactions	—

Net asset value, end of year	$9.81

Total Return(a):	14.47%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,243
Average net assets (000)	$3,532
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.56	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.56	%(c)
Net investment loss	(.83	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based on weighted average shares outstanding during the year.
(c)	Net of management fee waiver. If the manager had not waived a portion of the management fee, the expense ratio including distribution and service (12b-1) fees and net investment loss ratio would have been 1.63% and (0.90)%, respectively, for the year ended December 31, 2004 and 1.69% and (1.46%), respectively, for the year ended December 31, 2003.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Class Z
Year Ended December 31,
2003		2002	2001	2000

$6.88		$10.09	$17.93	$26.16

(.10)		(.11)	(.14)	(.25)
1.80		(3.10)	(7.70)	(3.42)

1.70		(3.21)	(7.84)	(3.67)

—		—	—	(4.56)

$8.58		$6.88	$10.09	$17.93

24.56%		(31.81)%	(43.69)%	(13.86)%

$4,326		$4,533	$11,384	$20,676
$4,523		$8,224	$15,039	$13,271

1.60	%(c)	1.55%	1.34%	1.12%
1.60	%(c)	1.55%	1.34%	1.12%
(1.37	)%(c)	(1.32)%	(1.14)%	(.98)%

See Notes to Financial Statements.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	37

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the “Fund”) at December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the year ended December 31, 2002 and prior periods were audited by other independent accountants whose report dated January 24, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Los Angeles, California

January 28, 2005

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Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the “Manager”).

Independent Directors**

Dann V. Angeloff (69), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): President, The Angeloff Company (corporate financial advisers) (since 1976); Trustee (1979-1987) and University Counselor to the President (since 1987), University of Southern California.

Other Directorships held:**** Director, Soft Brands Inc. (since 1999) (technology), Public Storage, Inc. (NYSE: PSA) (since 1980) (real estate investment trust); Trustee, Bjurman, Barry Funds (since 2004) (Micro and Small Cap Growth Fund).

Fred C. Applegate (59), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Private Investor. Formerly President, Nicholas-Applegate Capital Management (August 1984-December 1991). Trustee, Miami University (since 2000); Board of Governors, The San Diego Foundation (since 1998); Vice Chair of Investment Committee, The San Diego Foundation (since 1997).

Theodore J. Coburn (51), Director since 1987*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Potomac Asset Management (since 2004). Coburn & Co (consulting) (1991-2004); formerly Senior Vice President, NASDAQ Stock Market (2002-2003); Formerly Managing Director of Global Equity Transactions Group and Member of Board of Directors, Prudential Securities Incorporated (Prudential Securities) (registered broker-dealer) (September 1986-June 1991).

Other Directorships held:**** Trustee, PIMCO Funds; Multi-manager Series; Director, Braumwell Funds (since 2003).

Randolph W. Westerfield (63), Director since 2002*** Oversees 1† portfolio in Fund complex

Principal occupations (last 5 years): Dean Emeritus and Charles B. Thornton Professor of Finance of Marshall School of Business, University of Southern California (2004-present).

Other Directorships held:**** Member of Board of Directors of Health Management Associates (NYSE: HMA) (2000-present); Member of Board of Directors of Williams Lyons Homes Inc. (NYSE: WLS) (2000-present).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	39

Interested Directors**

Robert F. Gunia (58), President (since 2004) and Director since 1992*/*** Oversees 167 portfolios in Fund complex

Principal occupations (5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Advisory Services, Inc.; and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held: Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Arthur B. Laffer (64), Director since 1987*****/*** Oversees 1 portfolio in Fund complex

Principal occupations (last 5 years): Chairman, Laffer Associates (economic consulting) (since 1979); Chairman, Laffer Advisors Incorporated (registered broker-dealer) (since 1981); Chairman, Laffer Investments (asset management) (since 2000); Member, Congressional Policy Advisory Board, since 1998; Distinguished University Professor and Director, Pepperdine University (September 1985-May 1988); Professor of Business Economics, University of Southern California (1976-1984); Associate Professor of Business Economics, University of Chicago (1967-1976).

Other Directorships held: Director of MPS Group, Inc. (NYSE; MPS), since 2003, Director of Petco Animal Supplies, Inc. (NASDAQ; PETC), since 2002; Director, Oxigene Inc., (NASDAQ; OXGN), (biopharmaceutical company), (since 1998); Director of Provide Commerce (NASDAQ PRVD)(since 1998); Director, Veolia Environmental Corporation (successor to U.S. Filter Corporation) (water purification), (since 1991).

Information pertaining to the officers of the Company who are not also Directors is set forth below.

Officers**

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer Since 1995***

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of America Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Deborah A. Docs (47), Secretary Since 1998; Assistant Secretary 1991-1998***

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Lee D. Augsburger (45), Chief Compliance Officer Since 2004***

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of Pl; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

40	Visit our website at www.strategicpartners.com

Charles Field (48), Vice President Since 2004***

Principal occupations (last 5 years): General Counsel Nicholas-Applegate Capital Management Nicholas-Applegate Securities LLC, Nicholas-Applegate Holdings LLC and Nicholas-Applegate Securities International LDC (since February 2004), Deputy General Counsel, Nicholas-Applegate Capital Management, LLC (1996-February 2004).

Helene Gurian,** Acting Anti-Money Laundering Compliance Officer (since 2004)***

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002*

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund complex consists of all investment companies, managed by PI. The Funds for which PI serves as Manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.
*	“Interested Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC or PI), the Investment Adviser (Nicholas-Applegate Capital Management LLC or NACM), or the Distributor (Prudential Investment Management Services LLC or PIMS).
**	The address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
***	There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or officer.
****	This includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*****	Mr. Laffer is considered to be an “interested person” of the Fund because Laffer Associates or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser. Mr. Laffer is treated as an Interested Director for purposes of voting and board composition, however he is compensated by the Fund as if an Independent Director.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555, (Calling from outside the U.S.).

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund	41

Additional Information

(Unaudited)

The Fund files a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	7.85%	–15.11%	5.87%	7.69%
Class B	8.20	–14.96	5.61	7.07
Class C	12.20	–14.83	5.61	5.33
Class Z	14.47	–13.96	N/A	3.32

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	14.13%	–14.15%	6.47%	8.04%
Class B	13.20	–14.83	5.61	7.07
Class C	13.20	–14.83	5.61	5.33
Class Z	14.47	–13.96	N/A	3.32

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

The graph compares a $10,000 investment in Nicholas-Applegate® Growth Equity Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and the Russell Midcap® Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables on the prior page, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower. For the period June 1, 2003, through May 31, 2004, Prudential Investments LLC (PI) voluntarily agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $75 million, and 0.70% thereafter. For the period June 1, 2004, through May 31, 2005, PI has contractually agreed to a reduced management fee of 0.95% of average net assets up to $25 million, 0.825% of average net assets on the next $40 million, and 0.70% thereafter. Without this reduced management fee, the returns would have been lower.

The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It gives a broad look at how U.S. mid-cap stock prices have performed. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Nicholas-Applegate Fund, Inc./Nicholas-Applegate Growth Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
Fred C. Applegate, Chairman • Dann V. Angeloff • Theodore J. Coburn • Robert F. Gunia • Arthur B. Laffer • Randolph W. Westerfield

OFFICERS
Robert F. Gunia, President and Chief Executive Officer • Lee Augsburger, Chief Compliance Officer • Charles Field, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Deborah A. Docs, Secretary

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Nicholas-Applegate Capital Management	600 West Broadway San Diego, CA 92101

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	350 South Grand Avenue Los Angeles, CA 90071

FUND COUNSEL	Vedder, Price, Kaufman & Kammholz, P.C.	222 North LaSalle Street Chicago, IL 60601

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

An investor should consider the investment objective, risks, and charges and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Nicholas-Applegate® Growth Equity Fund
Share Class	A	B	C	Z
NASDAQ	NAPGX	NAGBX	PNACX	PNAZX
CUSIP	653698209	653698308	653698407	653698506

MF151E    IFS-A100892    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board of Directors has designated Mr. Theodore J. Coburn as an “audit committee financial expert.” This audit committee member is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (other than in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2004 and December 31, 2003, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $44,000 and $40,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to the Registrant. There were no non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for fiscal year 2003 were $1,715,979.

(h)	Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On November 11, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.strategicpartners.com.

Selection of Directors Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Fred C. Applegate) or the Chair of the Nominating and Governance Committee (Randolph W. Westerfield), in either case at Nicholas-Applegate Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Nicholas-Applegate Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Nicholas-Applegate Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ROBERT F. GUNIA
Robert F. Gunia
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.